                                                                   EXHIBIT 10.19


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  This Amendment is entered into as of April 28, 1997, among Bank of America National Trust and Savings Association ("BofA"), The Union Bank of California, N.A., as successor by merger to the Bank of California N.A. ("UBOC") and The Good Guys - California, Inc., a California corporation ("Borrower"). BofA and UBOC are sometimes referred to as "Banks" and each is a "Bank."

                                    RECITALS

         A. The Banks and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of December 27, 1996 (as previously amended, the "Credit Agreement").

         B. The Banks and the Borrower desire to amend the Agreement.

                                    AGREEMENT

         1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Credit Agreement.

         2. Amendments. The Credit Agreement is hereby amended as follows:

                  2.1 The definition of "Spread" in paragraph 1.1 of the Agreement is hereby amended to read as follows:

                           "Spread" means one and three-quarters (1.75)
                  percentage points.

                  2.2 The first sentence of paragraph 2.4(b) of the Agreement is hereby amended to read as follows:

                           Except as provided below, advances made by BofA under
                  this Agreement shall bear interest at a rate per annum equal to BofA's Reference Rate plus one-quarter of one (0.25) percentage point, and advances made by UBOC under this Agreement shall bear interest at a rate per annum equal to UBOC's Prime Rate plus one-quarter of one (0.25) percentage point.

                  2.3 Paragraph 2.9 is hereby amended to read as follows:

                           2.9 Default Rate. Upon the occurrence and during the
                  continuation of any Event of Default under Paragraph 6.4, 6.5, 6.7, or 7.1 below and without constituting a waiver of any such Event of Default, advances under this Agreement from either Bank shall at the option of such Bank bear interest at a rate per annum which is two percentage points (2.00%) higher than the rate of interest otherwise provided under this Agreement. Upon the expiration of any Interest Period, the relevant Portion shall thereafter bear interest at BofA's Reference Rate plus two and one-quarter percentage points (2.25%) or UBOC's Prime Rate plus two and one-quarter percentage points (2.25%).

                  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Banks that:

                     (a) Other than the violation of Paragraph 6.4 as of March 31, 1997, which has been waived by the Banks by waivers dated April 21 and April 22, 1997, there is no event which is, or with notice or lapse of time or both would be, an Event of Default under the Agreement;

                     (b) The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

                     (c) This Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

                     (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                  5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

               This Amendment is executed as of the date first stated above.


BANK OF AMERICA NATIONAL TRUST AND         THE GOOD GUYS - CALIFORNIA, INC.
SAVINGS ASSOCIATION
                                           By   /s/ Dennis C. Carroll
By   /s/ Hagop Bouldoukian                     -------------------------------
     ----------------------------          Title CHIEF FINANCIAL OFFICER
Title VICE PRESIDENT                       -----------------------------------
     ----------------------------          By
By                                            ---------------------------------
     ----------------------------          Title
Title                                            ------------------------------
     ----------------------------

THE UNION BANK OF CALIFORNIA N.A.

By   /s/ Wanda Headrick
     ----------------------------
Title VICE PRESIDENT
     ----------------------------
By
     ----------------------------
Title
     ----------------------------